UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

CARTESIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

704 Quince Orchard Road, Gaithersburg, MD 20878
(Address of principal executive offices)(Zip Code)

(617) 923-1400
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	RNAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Cartesian Therapeutics, Inc. (the “Company”) from time to time presents and/or distributes to the investment community at various industry and other conferences slide presentations to provide updates and summaries of its business. A copy of its current corporate slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.
The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1, except as required by law.
Item 8.01 Other Events.
As previously disclosed, at a special meeting of stockholders held on March 27, 2024, the stockholders of the Company approved the issuance of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”).
The Automatic Conversion (as defined in the Certificate of Designation) of the Series A Preferred Stock occurred on April 8, 2024 at 5:00 p.m. Eastern Time pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock, as amended (as so amended, the “Certificate of Designation”), of the Series A Preferred Stock. Following the Automatic Conversion of the Series A Preferred Stock, there are 17,779,787 shares of the Company’s Common Stock issued and outstanding.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Corporate slide presentation of Cartesian Therapeutics, Inc. dated April 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN THERAPEUTICS, INC.

Date: April 9, 2024	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer